SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: June 15, 1998
                        (Date of earliest event reported)

                              ADVANCED MEDIA, INC.
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             (Exact name of registrant as specified in its charter)



    Delaware                       0-25112                         11-2899603
(State or other                 (Commission                      (IRS Employer
 jurisdiction of                File Number)                     Identification
 incorporation)                                                     Number)



   80 Orville Drive Bohemia, New York                                11716
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number including area code               (516) 244-1616
                                                                 -------------



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         (Former name of former address, if changed since last report.)

Item 4.   Changes in Registrant's Certifying Accountant

(b) On June 15, 1998, with the approval of Registrant's Board of Directors, the Registrant retained Hays & Company as its independent accountants.




                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ADVANCED MEDIA, INC.

                                   By: /s/ Hans Kaemmlein
                                      --------------------------
                                       Hans Kaemmlein, President

Dated: June 17, 1998